SUPPLEMENT DATED JULY 3, 2002

TO PROSPECTUS DATED MAY 1, 2002 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

INDIVIDUAL AND GROUP VARIABLE AND MARKET

VALUE ADJUSTED DEFERRED ANNUITY CONTRACTS

ZURICH PREFERRED

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends the ASSET ALLOCATION SERVICE section contained in your Zurich PREFERRED Variable Annuity prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following replaces the first paragraph under the section entitled "ASSET ALLOCATION SERVICE" appearing on page 40 of the Prospectus:

"You may elect, where available, to enter into a separate investment advisory service agreement with our affiliate, PMG Asset Management, Inc. ("PMG"). PMG is registered as an investment advisor with the SEC. For a fee, PMG provides a discretionary asset allocation service under its Managed Investment Advisory Account ("MIAA") which is fully described in a separate disclosure statement. Under an agreement with PMG, Ibbotson Associates, Inc. ("Ibbotson") performs certain functions for the MIAA program. Ibbotson is an unaffiliated registered investment advisor. MIAA is not available in all states or through all distributors."

The following replaces the first sentence under the section entitled "A. Summary of Services Provided." appearing on page 40 of the Prospectus:

"Under MIAA, your Contract Value is allocated among certain Subaccounts. PMG selects the appropriate allocation model based on your financial objectives and risk tolerance, utilizing Ibbotson's proprietary analysis of the Subaccounts and the underlying Funds."

* * * * * * * * * * *

For use in all states